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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    March 7, 2007
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                            FMS Financial Corporation
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             (Exact name of registrant as specified in its charter)


          New Jersey                       0-17353               22-2916440
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(State or other jurisdiction           (Commission File        (IRS Employer
       of incorporation)                   Number)           Identification No.)


3 Sunset Road, Burlington, New Jersey                             08016
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (609) 386-2400
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                            FMS FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT

                Section 1 - Registrant's Business and Operations

Item 1.01.        Entry into a Material Definitive Agreement.

         On March 7, 2007, FMS Financial Corporation (the "Registrant") announced that it intends to close 11 New Jersey branch locations of its wholly-owned banking subsidiary, Farmers & Mechanics Bank, including all seven Wal-Mart branch locations, at an estimated net cost of approximately $1.5 million or $.23 per share, substantially all of which is expected to be incurred during the quarter ending June 30, 2007. The costs associated with the branch closings consist primarily of employee costs, fixed assets and early lease cancellation fees as all of the Wal-Mart branches are operated under long-term leases. The Registrant also announced that it had entered into an agreement with Beneficial Mutual Savings Bank ("Beneficial") to indemnify the Company for any and all costs associated with the branch closures in the event that the proposed merger with Beneficial is not consummated for any reason (the "Indemnity
Agreement"). For additional information regarding the Indemnity Agreement, please refer to Exhibit 99.2 filed herewith and incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

                  (d)  Exhibits. The following exhibits are filed herewith:

                  No.      Description
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                  99.1     Press Release Dated March 7, 2007

                  99.2 Indemnity Agreement dated March 7, 2007, with Beneficial Mutual Savings Bank


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FMS FINANCIAL CORPORATION


Date: March 8, 2007                         By: /s/Thomas M. Topley
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                                                Thomas M. Topley
                                                Vice President
                                                (Duly Authorized Representative)